UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2008

The Navigators Group, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	0-15886	13-3138397
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)
One Penn Plaza, New York, NY	10119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 934-8999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
Item 7.01	Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02 "Results of Operations and Financial Condition", and Item 7.01 "Regulation FD Disclosure". This information, including the Exhibits attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On April 28, 2008, The Navigators Group, Inc. (the “Company”) issued a press release announcing its earnings for the first quarter of 2008. This press release is attached hereto as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 28, 2008, the Company issued a press release announcing the retirement of Paul J. Malvasio, Executive Vice President and Chief Financial Officer of the Company. Mr. Malvasio will continue to be employed by the Company until his retirement date of August 15, 2008, and will continue to serve as Chief Financial Officer until the earlier of such retirement date or the date on which the Company hires a new chief financial officer. This press release is attached hereto as Exhibit 99.2.

(e) On April 24, 2008, the Company entered into a letter agreement with Mr. Malvasio (the “Letter Agreement”). The Letter Agreement provides for the continued payment of compensation and benefits at their current levels to Mr. Malvasio through his retirement date. In addition, it provides that the Company and Mr. Malvasio will enter into a Retirement Agreement effective as of his retirement date, which will provide for (i) the accelerated vesting of certain outstanding stock and option grants consisting of 7,015 shares of the Company’s common stock and options to purchase 5,000 shares of the Company’s common stock, (ii) the continued vesting in accordance with the current vesting schedule of 10,000 shares of stock previously awarded pursuant to the Company’s Admirals’ Program, and (iii) the payment of an amount reflecting the unvested contributions made for Mr. Malvasio’s account by the Company pursuant to its Money Purchase Plan, in consideration for Mr. Malvasio’s agreeing to a general release of all claims and to certain covenants with respect to confidentiality, nonsolicitation of employees and noncompetition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAVIGATORS GROUP, INC.
(Registrant)

/s/ Elliot S. Orol
		Name:	Elliot S. Orol
		Title:	Senior Vice President, General Counsel
and Secretary

Date:	April 28, 2008

INDEX TO EXHIBITS

Number	Description

99.1	First Quarter Earnings Press Release dated April 28, 2008.

99.2	Retirement of Chief Financial Officer Press Release dated April 28, 2008.